Capital Group U.S. Large Value ETF
Investment portfolio
February 28, 2026
unaudited

Common stocks 98.09% Industrials 17.87%	Shares	Value (000)
APi Group Corp. (a)	65,194	$2,899
RTX Corp.	10,253	2,077
Applied Industrial Technologies, Inc.	6,174	1,745
Oshkosh Corp.	8,487	1,443
Union Pacific Corp.	5,233	1,387
Ingersoll-Rand, Inc.	13,614	1,282
Carrier Global Corp.	18,406	1,185
Ferguson Enterprises, Inc.	3,601	939
XPO, Inc. (a)	4,105	864
Tetra Tech, Inc.	23,200	831
Northrop Grumman Corp.	1,079	782
WESCO International, Inc.	2,696	780
		16,214
Financials 16.71%
Berkshire Hathaway, Inc., Class B (a)	5,432	2,743
JPMorgan Chase & Co.	6,523	1,959
Wells Fargo & Co.	23,903	1,947
BlackRock, Inc.	1,273	1,353
Blue Owl Capital, Inc., Class A (b)	119,652	1,262
Assurant, Inc.	5,378	1,235
Chubb, Ltd.	3,136	1,069
Affirm Holdings, Inc., Class A (a)	22,592	1,061
Fidelity National Information Services, Inc.	20,090	1,024
Apollo Asset Management, Inc.	7,435	778
U.S. Bancorp	13,477	736
		15,167
Information technology 12.57%
Applied Materials, Inc.	10,743	4,000
Intel Corp. (a)	34,356	1,567
Micron Technology, Inc.	2,295	946
Strategy, Inc., Class A (a)	7,268	941
Cognizant Technology Solutions Corp., Class A	13,837	892
Entegris, Inc.	6,584	872
Texas Instruments, Inc.	3,814	809
Arrow Electronics, Inc. (a)	4,866	741
Seagate Technology Holdings PLC	1,553	633
Salesforce, Inc.	52	10
		11,411
Health care 11.19%
GE HealthCare Technologies, Inc.	37,011	3,119
Vertex Pharmaceuticals, Inc. (a)	4,812	2,391
Medtronic PLC	21,497	2,099
CVS Health Corp.	12,682	1,013
Capital Group U.S. Large Value ETF — Page 1 of 5

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
UnitedHealth Group, Inc.	2,719	$794
Revvity, Inc.	7,516	739
		10,155
Consumer discretionary 9.30%
Amazon.com, Inc. (a)	18,034	3,787
Starbucks Corp.	25,649	2,514
Royal Caribbean Cruises, Ltd.	6,874	2,138
		8,439
Communication services 8.61%
Meta Platforms, Inc., Class A	3,146	2,039
Comcast Corp., Class A	53,525	1,657
Alphabet, Inc., Class A	4,952	1,544
Charter Communications, Inc., Class A (a)	6,029	1,415
AT&T, Inc.	41,496	1,162
		7,817
Energy 7.55%
Halliburton Co.	80,675	2,904
Exxon Mobil Corp.	12,258	1,869
Baker Hughes Co., Class A	18,635	1,216
Expand Energy Corp.	8,031	867
		6,856
Materials 5.87%
International Paper Co.	44,289	1,929
Air Products and Chemicals, Inc.	5,692	1,569
Freeport-McMoRan, Inc.	16,266	1,107
Eastman Chemical Co.	9,587	724
		5,329
Consumer staples 4.90%
Philip Morris International, Inc.	10,471	1,956
Sysco Corp.	16,645	1,518
Constellation Brands, Inc., Class A	6,171	974
		4,448
Utilities 2.69%
Dominion Energy, Inc.	23,728	1,498
PG&E Corp.	49,713	945
		2,443
Real estate 0.83%
VICI Properties, Inc. REIT	24,986	755
Total common stocks (cost: $83,841,000)		89,034
Short-term securities 1.14% Money market investments 1.06%
Capital Group Central Cash Fund 3.65% (c)(d)	9,641	964
Capital Group U.S. Large Value ETF — Page 2 of 5

unaudited
Short-term securities (continued) Money market investments purchased with collateral from securities on loan 0.08%	Shares	Value (000)
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.59% (c)(e)	70,006	$70
Total short-term securities (cost: $1,034,000)		1,034
Total investment securities 99.23% (cost: $84,875,000)		90,068
Other assets less liabilities 0.77%		697
Net assets 100.00%		$90,765
Investments in affiliates (d)

	Value at 6/24/2025 (f) (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2026 (000)	Dividend or interest income (000)
Short-term securities 1.06%
Money market investments 1.06%
Capital Group Central Cash Fund 3.65% (c)	$—	$14,911	$13,947	$— (g)	$— (g)	$964	$19

(a)	Non-income producing.
(b)	All or a portion of this security was on loan.
(c)	Rate represents the seven-day yield at 2/28/2026.
(d)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
(e)	Security purchased with cash collateral from securities on loan.
(f)	Commencement of operations.
(g)	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group U.S. Large Value ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
REIT = Real Estate Investment Trust
Capital Group U.S. Large Value ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP3-325-0426
Capital Group U.S. Large Value ETF — Page 5 of 5